UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St., Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands

(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500

(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of LyondellBasell Industries N.V. (the “Company”) approved an amendment to the Executive Severance Plan (the “Plan”). The amendments to the Plan include the addition of the payment of a participant’s target bonus in the event of a termination without cause, the addition of certain restrictive covenants, revisions to the definition of “good reason” and the inclusion of a clawback provision. Participants in the Plan are designated by the Committee.

Under the terms of the Plan, if a participant’s employment is terminated (a) by a participant for “good reason” or (b) by the employer for reasons other than (i) “cause” or (ii) the participant’s death or “disability” (as such terms are defined in the Plan), then, subject to the participant’s delivery of a release and waiver in favor of the Company, the participant will be entitled to the following benefits and rights:

•	Payment of a lump sum amount equal to the sum of (A) the participant’s base salary, (B) the participant’s target annual bonus amount for the preceding year or, if the participant did not have a target annual bonus opportunity in the preceding year, the year of the participant’s termination, and (C) an amount equal to the cost of 18 months of COBRA premiums for the participant and his or her eligible dependents;

•	The continued provision for 18 months following the date of termination of subsidized coverage under the Company’s life insurance plan; and

•	The provision, for a maximum of two years from the date of termination, of outplacement assistance, not to exceed $20,000.

William B. Allen, Jr., the Company’s principal accounting officer, is a participant in the Plan. Neither the Company’s principal executive officer nor any named executive officer currently participate in the Plan.

The foregoing description of the Plan is a summary and is qualified in its entirety by the full text of such document, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

10.1	LyondellBasell Executive Severance Plan, Amended & Restated, Effective as of June 1, 2015 and Form of Participation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: June 5, 2015	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President

Item 9.01	Financial Statements and Exhibits

10.1	LyondellBasell Executive Severance Plan, Amended & Restated, Effective as of June 1, 2015 and Form of Participation Agreement